Exhibit 10.1

Amendment #3 to Research Collaboration and License Agreement

This Amendment #3 (“Amendment”) to the Research Collaboration and License Agreement is made by and between Gritstone Oncology, Inc. (“Gritstone”) and Bluebird Bio, Inc. (“Bluebird”). This Amendment is effective as of February 18, 2021 (the “Amendment Effective Date”).

WHEREAS, Gritstone and Bluebird are parties to that Research Collaboration and License Agreement effective as of August 20, 2018 and amended as of August 20, 2019 and August 19, 2020 (the “Agreement”).

WHEREAS, Gritstone and Bluebird desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and intending to be legally bound, Gritstone and Bluebird hereby agree to modify, replace or supplement the terms of the Agreement, as the case may be, as follows:

1.	Definitions. All Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Amendment to Section 2.3(b) (Gritstone Analysis of Tissue Types of Interest). Section 2.3(b) is modified by extending the Tissue Analysis Period to December 31, 2021.

3.	Amendment to Section 2.3(b) (Gritstone Analysis of Tissue Types of Interest). Section 2.3(b) is modified by increasing the tumor samples for MS analysis by 50 for a total of 350 tumor samples.

4.

Amendment to Exhibit A (Research Plan). Subsection (ii) (Targeted MS of Bluebird cell lines) under “Other Elements” is modified by increasing the number of cell lines for MS analysis by 10 for a total of 30 cell lines.

5.

Amendment to Section 5.1 (Patient Selection Services). Section 5.1 of the Agreement is deleted in its entirety.  All references within the Agreement that relate to Patient Selection Services, including but not limited to the Patient Selection Services Agreement template set forth in Exhibit D shall be hereby deleted.

6.	Entire Agreement. Except as expressly modified and amended hereby, the Agreement and its terms shall remain in full force and effect.

7.

Counterparts. This Amendment may be executed by electronic signatures in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which shall constitute one and the same agreement, binding on the Parties as if each has signed the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed by their respective officers as of the Amendment Effective Date.

Gritstone Oncology, Inc.	Bluebird Bio, Inc.
By:/s/ Roman Yelensky	By: /s/ Teresa Jurgensen
Name: Roman Yelensky	Name: Teresa Jurgensen
Title: CTO	Title: VP, Chief Counsel, Oncology
Date: April 1, 2021	Date: April 26, 2021

[Signature Page to Amendment #3 to Agreement]